FOUNTAINHEAD SPECIAL VALUE FUND

SUPPLEMENT DATED APRIL 4, 2011, TO THE PROSPECTUS DATED MARCH 1, 2011

The sub-section of the Prospectus on page 22 entitled “Distributions and Dividend Reinvestments” in the section entitled “Other Information” is replaced with the following:

Distributions and Dividend Reinvestments

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their income dividends and capital gain distributions (each a “distribution”) reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions from non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

For more information, please contact Atlantic Fund Services, the Fund’s Transfer Agent, toll free at (800) 868-9535.

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PLEASE RETAIN FOR FUTURE REFERENCE.